                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  July 31, 1998

                      THE PEOPLES BANCTRUST COMPANY, INC.
                      -----------------------------------
               (Exact name of Registrant as Specified in Charter)


         Alabama                         0-13653             63-0896239
----------------------------           ------------      -------------------
(State or Other Jurisdiction           (Commission        (I.R.S. Employer
of Incorporation)                      File Number)      Identification No.)


                     310 Broad Street, Selma, Alabama 36701
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 (334) 875-1000
                                 --------------
               Registrant's telephone number, including area code


                                   Not Applicable
                                   --------------
         (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.
---------------------------------------------

     On July 31, 1998, The Peoples BancTrust Company, Inc. (the "Registrant") announced that, as of such date, it had completed the merger (the "Merger") of Elmore County Bancshares, Inc. ("Elmore County"), with and into the Registrant. The Merger was approved by the shareholders of the Registrant and of Elmore County at special meetings of shareholders held on July 30, 1998.

     For additional information regarding the Merger, reference is made to the Registrant's (i) Current Report on Form 8-K filed by the Registrant on December 11, 1997, and (ii) Registration Statement on Form S-4 filed by the Registrant on June 30, 1998 (SEC File No. 333-58089), each of which is hereby incorporated by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------

     (a) Financial Statements of Business Acquired.
         -----------------------------------------

     Consolidated financial statements of Elmore County as of December 31, 1997 are incorporated herein by reference to the Registrant's Registration Statement on Form S-4, File No. 333-58089.

     (b) Pro Forma Financial Information.
         -------------------------------

     Unaudited pro forma financial information reflecting the Merger is incorporated herein by reference to the Registrant's Registration Statement on Form S-4, File No. 333-58089.

     (c)  Exhibits.
          ---------

          2.1 Agreement and Plan of Merger and Reorganization dated as of December 11, 1997 by and among the Registrant, Peoples Bank, Elmore County and The Bank of Tallassee (incorporated by reference to the Registrant's Registration Statement on Form S-4, File No. 333-58089).

          99.1 Consolidated Statement of Condition of Elmore County as of December 31, 1997 (audited) and December 31, 1996 (unaudited) and Elmore County's Consolidated Statement of Income, Consolidated Statement of Stockholders' Equity and Consolidated Statement of Cash Flow for the years ended December 31, 1997 (audited) and December 31, 1996 and 1995 (unaudited) (incorporated by reference to the Registrant's Registration Statement on Form S-4, File No. 333-58089).

          99.2 Condensed Pro Forma Statement of Condition as of March 31, 1998 (unaudited) (incorporated by reference to the Registrant's Registration Statement on Form S-4, File No. 333-58089).

          99.3 Condensed Pro Forma Statements of Income for the years ended December 31, 1997, 1996 and 1995 (unaudited) (incorporated by reference to the Registrant's Registration Statement on Form S-4, File No. 333-58089).

          99.4 Condensed Pro Forma Statements of Income for the quarter ended March 31, 1998 (unaudited) (incorporated by reference to the Registrant's Registration Statement on Form S-4, File No. 333-58089).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        THE PEOPLES BANCTRUST COMPANY, INC.



DATE:  August 5, 1998                   By: /s/Richard P. Morthland
---------------------                       -------------------------
                                            Richard P. Morthland
                                            Chairman of the Board and
                                            Chief Executive Officer